AUGUST 3, 2016 | MYERS INDUSTRIES, INC. SECOND QUARTER EARNINGS PRESENTATION Exhibit 99.2

2
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve
a
number
of
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
from
those
expressed
or
implied
in
the applicable statements.  Such risks include:
(1) Changes in the markets within the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the
SEC.gov website.
SAFE
HARBOR
STATEMENT

Q2 2016 SUMMARY
»
Sales below expectations; solid margins due to operational
discipline
»
Net sales $144.1M, a decrease of 12% to prior year
»
Organic (11%); currency (1%)
»
Difficult capital spending environment in several key markets
»
Gross margin +10 basis points to 30.9%
»
Lower input costs
»
Positive mix from product line rationalizations
»
Operational improvements
»
GAAP EPS from continuing operations $0.19 vs. $0.35 in 2015
»
Adjusted EPS from continuing operations $0.21 vs. $0.30 in 2015
»
Free cash flow YTD ($13.6M) vs. ($12.4M) in 2015
»
Cash from operations flat; capital spending up slightly
3
SOFTER
MARKET
CONDITIONS
PARTICULARLY
IN
CAPITAL
SPENDING

CONTINUING OPERATIONS
Q2
2015
Q2
2016
NET
SALES
$   164.3
$   144.1
(11%) ORGANIC
GROSS
PROFIT
GROSS
MARGIN
$     50.6
30.8%
$     44.5
30.9%
+10 BPS
SG&A
$     30.8
$     32.0
3.9% INCREASE
IMPAIRMENT
CHARGES
$       0.0
$       1.3
OPERATING
INCOME
OPERATING
MARGIN
$     19.7
12.0%
$     11.2
7.7%
-430 BPS
NET
INTEREST
EXPENSE
$       2.5
$       2.1
INCOME
FROM
CONTINUING
OPS
BEFORE
INCOME
TAXES
$     17.3
$       9.1
INCOME
TAX
EXPENSE
$       6.4
$       3.4
INCOME
FROM
CONTINUING
OPS
INCOME
MARGIN
$     10.9
6.6%
$       5.7
4.0%
EPS
FROM
CONTINUING
OPS
$     0.35
$     0.19
4
Q2 GAAP FINANCIAL
SUMMARY
IN
$MILLIONS
EXCEPT
EPS
AND
PERCENTAGES

CONTINUING OPERATIONS
Q2
2015
Q2
2016
NET
SALES
$   164.3
$   144.1
(11%) ORGANIC
GROSS
PROFIT
GROSS
MARGIN
$     50.6
30.8%
$     44.5
30.9%
+10 BPS
ADJ. SG&A
$     33.4
$     32.8
(1.8%) DECREASE
ADJ.
OPERATING
INCOME
OPERATING
MARGIN
$     17.2
10.5%
$     11.7
8.1%
-240 BPS
NET
INTEREST
EXPENSE
$       2.5
$       2.1
ADJ. INCOME
FROM
CONTINUING
OPS
BEFORE
INCOME
TAXES
$     14.7
$       9.7
INCOME
TAX
EXPENSE
$       5.3
$       3.5
NORMALIZED
RATE
36%
ADJ. INCOME
FROM
CONTINUING
OPS
INCOME
MARGIN
$       9.4
5.7%
$       6.2
4.3%
ADJ. EPS
FROM
CONTINUING
OPS
$     0.30
$     0.21
5
Q2 ADJUSTED
FINANCIAL
SUMMARY
$20.5M ADJUSTED
EBITDA; IN
LINE
WITH
Q1
IN
$MILLIONS
EXCEPT
EPS
AND
PERCENTAGES
SEE
APPENDIX
FOR
RECONCILIATIONS
FROM
GAAP TO
ADJUSTED
RESULTS

»
Sales down 11%:
»
Capital spending down and general market indicators
mixed; muted Q2 seasonal uptick
»
Retread markets remains slow
»
Sales team initiative progressing; good progress made
in quarter but still early part of transformation
»
Gaining share at auto dealers
»
Two new wins in highway marking tape product line
»
Favorable mix in Q2; margin flat
»
Sales initiative targeting higher margin products
»
Sales down 13%; down 12% organic:
»
Low capital spending environment in key
agriculture, food processing and beverage markets
»
Consumer sales softer than forecasted
»
Continue to gain share in automotive; new wins at
several RV accounts
»
Steady progress in industrial markets
»
Solid margins in Q2 despite lower sales:
»
Favorable input costs and various product line
rationalizations
Q2 2016 SEGMENT
RESULTS
7
COMMERCIAL
EXECUTION
CONTINUES
TO
BE
THE
PRIORITY
DISTRIBUTION
$ Millions
$ Millions
MATERIAL HANDLING
$115.8
$100.9
$20.8
$14.3
$18.3
$13.3
0
5
10
15
20
25
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
Q2 2015
Q2 2016
Q2 2015
Q2 2016
Net Sales
GAAP Op Inc.
Adj. Op Inc.
$48.6
$43.2
$4.5
$4.0
0
1
2
3
4
5
6
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
Q2 2015
Q2 2016
Q2 2015
Q2 2016
Net Sales
Op Inc.

2016 OUTLOOK
AND
STRATEGIC
UPDATE
Outlook
»
Lowering prior outlook; FY revenue expected
to be down mid-to-high single digits
»
Capital spending in key end markets will
continue to be below prior year
»
Mixed market indicators and sales
transformation in Distribution segment
Strategic Update
»
Business level strategies:
»
Completed strategic marketing work
»
Identified key initiatives and process
improvements
»
Themes:
»
Commercial execution
»
Protect the core
»
Simplify
»
Next steps:
»
Prioritizing certain cost actions to protect
commercial investments
8
LOWERING
OUTLOOK
; GOOD
PROGRESS
ON
STRATEGY
CONSUMER
12%
VEHICLE
13%
FOOD
& BEVERAGE
16%
AUTO
AFTERMARKET
30%
INDUSTRIAL
29%
LOW
SINGLE
DIGITS
HIGH
SINGLE
DIGITS
LOW
SINGLE
DIGITS
MID-TEENS
PERCENT
OF
2015 SALES
MYE 2016 GROWTH
OUTLOOK
FLAT

APPENDIX 9

2016 KEY ASSUMPTIONS » Capital expenditures: $15 - $18 million » Interest expense: $8 - $10 million » D&A: $35 - $37 million » Effective tax rate (normalized): 36% 10

RECONCILIATION
OF
NON-GAAP MEASURES
11
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Selling,
general
and
administrative
expenses
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
selling,
general
and
administrative
expenses
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
selling,
general
and
administrative
expenses
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Selling,
general
and
administrative
expenses
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
selling,
general
and
administrative
expenses
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
selling,
general
and
administrative
expenses
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
Quarter
Ended
Six Months
Ended
June 30, 2016
June 30, 2015
June 30, 2016
June 30, 2015
Selling, general and administrative expenses as reported
$   32,041
$   30,839
$   70,538
$   69,880
Restructuring expenses and other adjustments in selling, general and administrative expenses
Material Handling segment
2,335
2,561
-
2,470
Distribution segment
-
-
-
(53)
Corporate
(1,550)
-
(3,561)
(1,806)
Selling, general and administrative expenses as adjusted
$   32,826
$   33,400
$   66,977
$   70,491

RECONCILIATION
OF
NON-GAAP MEASURES
12
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
income
(loss)
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used above is 36%.
Quarter Ended June30,
Six Months Ended June30,
2016
2015
2016
2015
Material Handling
Operating income as reported
$
14,333
$
20,846
$
21,774
$
34,253
Litigation reserve reversal
-
(3,010)
-
(3,010)
Asset impairments
1,329
-
9,874
-
Reduction to contingent liability
(2,335)
(2,335)
Restructuring expenses and other adjustments
-
449
-
540
Operating income as adjusted
13,327
18,285
29,313
31,783
Distribution
Operating income as reported
3,966
4,508
6,502
7,999
Restructuring expenses and other adjustments
-
-
-
53
Operating income as adjusted
3,966
4,508
6,502
8,052
Corporate Expense
Corporate expense as reported
(7,133)
(5,612)
(15,981)
(15,794)
CFO severance related costs
-
-
2,011
-
Environmental reserve
1,550
-
1,550
-
Professional, legal fees and other adjustments
-
-
-
1,806
Corporate expense as adjusted
(5,583)
(5,612)
(12,420)
(13,988)
Continuing Operations
Operating income as reported
11,166
19,742
12,295
26,458
Total of all adjustments above
544
(2,561)
11,100
(611)
Operating income as adjusted
11,710
17,181
23,395
25,847
Interest expense, net
(2,053)
(2,467)
(4,072)
(5,169)
Income before taxes as adjusted
9,657
14,714
19,323
20,678
Income tax expense*
(3,477)
(5,253)
(6,956)
(7,382)
Income from continuing operations as adjusted
$
6,180
$
9,461
$
12,367
$
13,296
Adjusted earnings per diluted share from continuing operations
$
0.21
$
0.30
$
0.41
$
0.42

RECONCILIATION
OF
NON-GAAP MEASURES
13
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
COMBINED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
EBITDA
as
adjusted
is
a
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
amounts
from
the
unaudited
Reconciliation
of
Non-GAAP
Financial
Measures
Income
(Loss)
Before
Taxes
By
Segment
and
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
EBITDA
as
adjusted
provides
useful
information
regarding
a
company's
operating
profitability.
Management
uses
EBITDA
as
adjusted
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
EBITDA
as
adjusted
should
not
be
considered
in
isolation
or
as
a
substitute
for
net
income
(loss),
income
(loss)
before
taxes
or
other
consolidated
income
data
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
EBITDA
as
adjusted
may
not
be
comparable
to
methods
used
by
other
companies.
Quarter
Ended
TTM
30-Sep-14
31-Dec-14
31-Mar-15
30-Jun-15
30-Jun-15
Net Income as Reported Continuing Operations
$                 (3,618)
$                    1,489
$                   2,622
$                  10,925
$               11,418
Add: tax expense
(1,697)
991
1,392
6,350
7,036
Add: net interest expense
2,637
2,647
2,702
2,467
10,453
Add: depreciation
6,719
6,424
6,489
6,801
26,433
Add: amortization
2,814
2,724
2,638
2,641
10,817
EBITDA
6,855
14,275
15,843
29,184
66,157
Add: one-time unusual charges
8,988
1,031
1,950
(2,561)
9,408
EBITDA As Adjusted
15,843
15,306
17,793
26,623
75,565
Quarter
Ended
TTM
30-Sep-15
31-Dec-15
31-Mar-16
30-Jun-16
30-Jun-16
Net Income as Reported Continuing Operations
$                       631
$                    (125)
$                  (3,336)
$                   5,684
$                  2,854
Add: tax expense
218
(151)
2,446
3,429
5,942
Add: net interest expense
1,729
2,100
2,019
2,053
7,901
Add: depreciation
5,926
5,496
6,000
6,283
23,705
Add: amortization
2,575
2,413
2,499
2,482
9,969
EBITDA
11,079
9,733
9,628
19,931
50,371
Add: one-time unusual charges
3,318
2,906
10,556
544
17,324
EBITDA As Adjusted
14,397
12,639
20,184
20,475
67,695

MYERS INDUSTRIES, INC.

TIRE and TUBE
MOUNTING
COMPOUND
RUST INHIBITOR ADDED
FOR MOUNTING TUBELESS TIRES OR SYNTHETIC TUBES